Exhibit 99.1

Surmodics Reports Second Quarter Fiscal 2021 Results and Issues Fiscal 2021 Revenue and EPS Guidance

EDEN PRAIRIE, Minn.--(BUSINESS WIRE)--April 28, 2021--Surmodics, Inc. (Nasdaq: SRDX), a leading provider of medical device and in vitro diagnostic technologies to the healthcare industry, today announced results for its fiscal 2021 second quarter ended March 31, 2021 and provided its financial outlook for its fiscal 2021.

Summary of Second Quarter and Recent Highlights

  Revenue of $35.0 million, an increase of 53% year-over-year
  GAAP EPS of $0.58, non-GAAP EPS of $0.62
  Successful first patient uses of two Sublime™ radial access platform devices
  Recognized $10.8 million in license fee revenue upon receipt of $15 million milestone payment under the SurVeil™ Development and Distribution Agreement with Abbott

“We are pleased with our second quarter results which exceeded expectations, with record revenue performance in our In Vitro Diagnostics business and a return to growth in our Medical Device coatings royalty revenue,” said Gary Maharaj, President and CEO of Surmodics, Inc. “In addition, we have received valuable initial feedback from physicians who have participated in our clinical product evaluations of both our Sublime .014 RX PTA Dilatation Catheter and Sublime Radial Access Guide Sheath. This ongoing feedback validates our belief that our unique Sublime platform has the potential to improve patient outcomes and patient satisfaction while reducing healthcare costs.”

Second Quarter Fiscal 2021 Financial Results

Total revenue for the second quarter of fiscal 2021 was $35.0 million, compared to $22.8 million in the prior-year period. Medical Device revenue was $27.9 million for the second quarter of fiscal 2021, compared to $16.3 million for the year-ago period, an increase of 71%, and includes $12.5 million from our SurVeil DCB agreement with Abbott, of which $10.8 million was recognized on the $15 million milestone payment associated with the successful completion of the TRANSCEND clinical report. This compares to $1.5 million in revenue recognized in the prior-year quarter. In Vitro Diagnostics revenue was $7.1 million for the second quarter of fiscal 2021, compared to $6.5 million in the same prior-year quarter, an increase of 9%.

Diluted GAAP earnings per share in the second quarter of fiscal 2021 was $0.58, compared to $0.11 in the year-ago period. On a non-GAAP basis, earnings per share in the second quarter of fiscal 2021 was $0.62, compared to $0.04 in the same prior-year quarter.

As of March 31, 2021, Surmodics reported cash and investments totaling $70.0 million and no debt. Surmodics reported $16.0 million of cash provided by operating activities in the second quarter of fiscal 2021. Capital expenditures totaled $0.7 million for the second quarter of fiscal 2021.

Fiscal 2021 Guidance

Surmodics expects fiscal year 2021 revenue to range from $101 million to $105 million. The Company expects fiscal 2021 diluted GAAP EPS to range from a loss per share of $(0.05) to earnings per share of $0.20. Non-GAAP diluted EPS for fiscal 2021 is expected to range from $0.10 to $0.35.

Conference Call Today at 7:30 a.m. CT (8:30 a.m. ET)

Surmodics is hosting a webcast at 7:30 a.m. CT (8:30 a.m. ET) today to discuss second quarter results. To access the webcast, go to the investor relations portion of the Company’s website at https://surmodics.gcs-web.com and click on the webcast icon. The webcast will be archived on the Company’s website for 90 days. A replay of the second quarter conference call will be available by dialing 888-203-1112 and entering conference call ID passcode 8882132. The audio replay will be available beginning at 10:30 a.m. CT on Wednesday, April 28, 2021, until 10:30 a.m. CT on Wednesday, May 5, 2021.

About Surmodics, Inc.

Surmodics is a leading provider of surface modification technologies for intravascular medical devices and chemical components for in vitro diagnostic immunoassay tests and microarrays. Surmodics is pursuing development and commercialization of highly differentiated medical devices that are designed to address unmet clinical needs and engineered to the most demanding requirements. This key growth strategy leverages the combination of the Company’s expertise in proprietary surface technologies, along with enhanced device design, development, and manufacturing capabilities. The Company mission remains to improve the detection and treatment of disease. Surmodics is headquartered in Eden Prairie, Minnesota. For more information, visit www.surmodics.com. The content of Surmodics’ website is not part of this press release or part of any filings that the company makes with the Securities and Exchange Commission (“SEC”).

Safe Harbor for Forward-looking Statements

This press release, and disclosures related to it, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements regarding the Company’s performance in the near- and long-term, including our revenue and earnings expectations for fiscal 2021; the Company’s beliefs and expectations regarding the potential performance of its products; the anticipated fiscal 2021 full-year license revenue associated with the Abbott agreement; expectations regarding the commercial launch of our SurVeil DCB; the Company’s strategic objectives for fiscal 2021; the Company’s strategy; expectations regarding the conduct and timing of clinical studies and the Company’s disclosures related to them; target dates for filing of regulatory application and the receipt of regulatory clearances; potential products in the Company’s development pipeline; plans for product evaluations; potential future revenue amounts under our Distribution and Development Agreement with Abbott; expectations regarding royalty revenue growth, operating expenses and full-year tax expense; expectations regarding the Company’s positioning for long-term sustained growth and shareholder value creation; and the adequacy of cash and investments to provide capacity to support the Company’s strategic growth initiatives, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including, without limitation: (1) our ability to successfully develop and commercialize our SurVeil DCB (including realization of the full potential benefits of our agreement with Abbott), AvessTM DCB, SundanceTM DCB, and other proprietary products; (2) our reliance on third parties (including our customers and licensees) and their failure to successfully develop, obtain regulatory approval for, market, and sell products incorporating our technologies; (3) possible adverse market conditions and possible adverse impacts on our cash flows; (4) the impacts, duration, and severity of the global COVID-19 pandemic and the effects of responses to it on healthcare systems, the general economy, our business partners, and our operations; and (5) the factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2020. These reports are available in the Investors section of our website at https://surmodics.gcs-web.com and at the SEC website at www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles, or GAAP, Surmodics is reporting non-GAAP financial results including EBITDA and Adjusted EBITDA, non-GAAP operating income, non-GAAP operating income percentage, non-GAAP income before income taxes, non-GAAP net income, non-GAAP diluted earnings per share, and the non-GAAP effective income tax rate. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financial statements, provide meaningful insight into our operating performance excluding certain event-specific matters, and provide an alternative perspective of our results of operations. We use non-GAAP measures, including those set forth in this release, to assess our operating performance and to determine payouts under our executive compensation programs. We also are providing guidance on a range of non-GAAP diluted earnings per share for fiscal 2021. We believe that presentation of certain non-GAAP measures allows investors to review our results of operations from the same perspective as management and our board of directors and facilitates comparisons of our current results of operations. The method we use to produce non-GAAP results is not in accordance with GAAP and may differ from the methods used by other companies. Non-GAAP results should not be regarded as a substitute for corresponding GAAP measures but instead should be utilized as a supplemental measure of operating performance in evaluating our business. Non-GAAP measures do have limitations in that they do not reflect certain items that may have a material impact on our reported financial results. As such, these non-GAAP measures should be viewed in conjunction with both our financial statements prepared in accordance with GAAP and the reconciliation of the supplemental non-GAAP financial measures to the comparable GAAP results provided for the specific periods presented, which are attached to this release.

Surmodics, Inc. and Subsidiaries Condensed Consolidated Statements of Operations (in thousands, except per share data) (Unaudited)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2021	2020	2021	2020

Revenue:
Product sales	$11,783	$11,770	$21,885	$21,744
Royalties and license fees	20,052	8,221	29,386	18,369
Research, development and other	3,160	2,831	6,021	5,325
Total revenue	34,995	22,822	57,292	45,438
Operating costs and expenses:
Product costs	4,170	3,769	7,913	6,972
Research and development	12,875	11,935	23,757	24,077
Selling, general and administrative	7,907	6,733	14,930	13,676
Acquired intangible asset amortization	560	541	1,116	1,135
Total operating costs and expenses	25,512	22,978	47,716	45,860
Operating income (loss)	9,483	(156)	9,576	(422)
Other income (expense)	42	(329)	(157)	(165)
Income (loss) before income taxes	9,525	(485)	9,419	(587)
Income tax (provision) benefit	(1,438)	1,947	(1,606)	2,197
Net income	$8,087	$1,462	$7,813	$1,610

Basic net income per share	$0.59	$0.11	$0.57	$0.12

Diluted net income per share	$0.58	$0.11	$0.56	$0.12

Weighted average number of shares outstanding:
Basic	13,746	13,507	13,699	13,474
Diluted	13,981	13,751	13,915	13,779

Surmodics, Inc. and Subsidiaries Condensed Consolidated Balance Sheets (in thousands)

	March 31,	September 30,
	2021	2020
Assets	(Unaudited)	(See note)
Current Assets:
Cash and cash equivalents	$48,159	$30,785
Available-for-sale securities	17,792	30,313
Accounts receivable, net	9,096	7,675
Contract assets - royalties and license fees	6,622	6,108
Inventories, net	6,309	5,966
Prepaids and other	5,063	5,761
Total Current Assets	93,041	86,608
Property and equipment, net	29,745	30,103
Available-for-sale securities	4,071	—
Deferred tax assets	6,507	7,315
Intangible assets, net	12,028	13,283
Goodwill	27,190	27,185
Other assets	4,513	4,269
Total Assets	$177,095	$168,763
Liabilities and Stockholders’ Equity
Current Liabilities:
Deferred revenue	5,507	5,200
Other current liabilities	10,192	13,692
Total Current Liabilities	15,699	18,892
Deferred revenue	11,763	10,796
Other long-term liabilities	7,552	8,020
Total Liabilities	35,014	37,708
Total Stockholders’ Equity	142,081	131,055
Total Liabilities and Stockholders’ Equity	$177,095	$168,763

Note: Derived from audited financial statements as of the date indicated.

Surmodics, Inc. and Subsidiaries Supplemental Segment Information (in thousands) (Unaudited)

	Three Months Ended March 31,
	2021		2020
Revenue:		% of Total		% of Total	% Change
Medical Device	$27,907	79.7%	$16,304	71.4%	71.2%
In Vitro Diagnostics	7,088	20.3%	6,518	28.6%	8.7%
Total revenue	$34,995		$22,822		53.3%

	Six Months Ended March 31,
	2021		2020
Revenue:		% of Total		% of Total	% Change
Medical Device	$44,103	77.0%	$33,708	74.2%	30.8%
In Vitro Diagnostics	13,189	23.0%	11,730	25.8%	12.4%
Total revenue	$57,292		$45,438		26.1%

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2021	2020	2021	2020
Operating income (loss):
Medical Device	$8,564	$(1,453)	$7,971	$(1,876)
In Vitro Diagnostics	3,809	3,462	7,029	6,061
Total segment operating income	12,373	2,009	15,000	4,185
Corporate	(2,890)	(2,165)	(5,424)	(4,607)
Total operating income (loss)	$9,483	$(156)	$9,576	$(422)

Surmodics, Inc. and Subsidiaries Reconciliation of GAAP Measures to Non-GAAP Amounts Schedule of EBITDA, Adjusted EBITDA and Cash Flows from Operations (in thousands) (Unaudited)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2021	2020	2021	2020
EBITDA and Adjusted EBITDA
Net income	$8,087	$1,462	$7,813	$1,610
Income tax provision (benefit)	1,438	(1,947)	1,606	(2,197)
Depreciation and amortization	1,906	1,796	3,766	3,600
Investment income, net	(28)	(210)	(69)	(460)
Interest expense	59	30	119	70
EBITDA	11,462	1,131	13,235	2,623

Adjustments:
Loss on strategic investment (1)	—	479	—	479
Adjusted EBITDA	$11,462	$1,610	$13,235	$3,102

Cash Flows from Operations
Net cash provided by operating activities	$16,015	$2,166	$11,745	$1,257

Guidance Reconciliation: Estimated Non-GAAP Diluted Earnings Per Share For the Fiscal Year Ending September 30, 2021 (Unaudited)

	Fiscal 2021 Full-Year Estimate
	Low	High
GAAP diluted EPS	$(0.05)	$0.20
Amortization of acquired intangibles per diluted share (2)	0.15	0.15
Non-GAAP diluted EPS	$0.10	$0.35

Surmodics, Inc., and Subsidiaries Net Income and Diluted EPS GAAP to Non-GAAP Reconciliation (in thousands, except per share data) (Unaudited)

	For the Three Months Ended March 31, 2021
	Total Revenue	Operating Income	Operating Income Percentage	Income Before Income Taxes	Net Income (4)	Diluted EPS	Effective tax rate
GAAP	$34,995	$9,483	27.1%	$9,525	$8,087	$0.58	15.1%
Adjustments:
Amortization of acquired intangible assets (2)	—	560	1.6%	560	530	0.04
Non-GAAP	$34,995	$10,043	28.7%	$10,085	$8,617	$0.62	14.6%
	For the Three Months Ended March 31, 2020
	Total Revenue	Operating (Loss) Income	Operating (Loss) Income Percentage	(Loss) Income Before Income Taxes	Net Income (4)	Diluted EPS	Effective tax rate
GAAP	$22,822	$(156)	(0.7)%	$(485)	$1,462	$0.11	401.4%
Adjustments:
Amortization of acquired intangible assets (2)	—	541	2.4%	541	507	0.03
Loss on strategic investment (1)	—	—	—	479	378	0.03
Tax impact of CARES Act (3)	—	—	—	—	(1,768)	(0.13)
Non-GAAP	$22,822	$385	1.7%	$535	$579	$0.04	(8.2)%

Surmodics, Inc., and Subsidiaries Net Income and Diluted EPS GAAP to Non-GAAP Reconciliation (in thousands, except per share data) (Unaudited)

	For the Six Months Ended March 31, 2021
	Total Revenue	Operating Income	Operating Income Percentage	Income Before Income Taxes	Net Income (4)	Diluted EPS	Effective tax rate
GAAP	$57,292	$9,576	16.7%	$9,419	$7,813	$0.56	17.1%
Adjustments:
Amortization of acquired intangible assets (2)	—	1,116	2.0%	1,116	1,056	0.08
Non-GAAP	$57,292	$10,692	18.7%	$10,535	$8,869	$0.64	15.8%
	For the Six Months Ended March 31, 2020
	Total Revenue	Operating (Loss) Income	Operating (Loss) Income Percentage	(Loss) Income Before Income Taxes	Net Income (4)	Diluted EPS	Effective tax rate
GAAP	$45,438	$(422)	(0.9)%	$(587)	$1,610	$0.12	374.3%
Adjustments:
Amortization of acquired intangible assets (2)	—	1,135	2.5%	1,135	1,056	0.07
Loss on strategic investment (1)	—	—	—	479	378	0.03
Tax impact of CARES Act (3)	—	—	—	—	(1,768)	(0.13)
Non-GAAP	$45,438	$713	1.6%	$1,027	$1,276	$0.09	(24.2)%
(1)	In fiscal 2020, represents the loss recognized on the impairment of a strategic investment for which an effective rate of 21% was used to estimate the income tax impact.
(2)	Amortization of business acquisition-related intangible assets and associated tax impact. A significant portion of the business acquisition-related amortization is not tax deductible.
(3)	Represents the income tax benefit recognized from the carryback of net operating losses under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) enacted in March 2020.
(4)

Net income includes the effect of the above adjustments on the income tax provision (benefit), taking into account deferred taxes and non-deductible items. In both fiscal 2021 and fiscal 2020, an effective rate of 21% was used to estimate the income tax impact of the adjustments, except that expenses occurring in Ireland have not been tax-effected as all tax benefits are offset by a full valuation allowance.

Contacts

Surmodics, Inc.
Tim Arens, 952-500-7000
ir@surmodics.com